Exhibit 99.1

7961 SHAFFER PARKWAY SUITE 5 LITTLETON, COLORADO 80127 TELEPHONE (720) 981- 1185 FAX (720) 981-1186

Trading Symbol: VGZ

Toronto and American Stock Exchanges

NEWS

Vista Gold Corp. Announces Updated Capital and Operating Cost Estimates for its Paredones Amarillos Project, Mexico

Denver, Colorado, February 13, 2008 — Vista Gold Corp. (“Vista” or the “Corporation”) (TSX & AMEX:  VGZ) is undertaking a definitive feasibility study for its Paredones Amarillos Project, as previously reported, that will examine potential development scenarios in the range of 130,000 - 150,000 ounces of gold production per year from the gold resources at the project. Vista intends to publish regular updates on technical and economic changes and progress during the development of the Paredones Amarillos Project. As part of the feasibility study, the Corporation’s consultants have been considering alternative processing flow sheets. Preliminary studies by Vista proposed the use of flotation and leaching of the flotation concentrate, while earlier extensive evaluation and design work had been completed by Echo Bay Mines on whole-ore leach using carbon-in-pulp gold recovery. The Corporation intends to focus its development efforts now on the whole-ore leach process, because of the estimated lower capital and operating costs, potentially higher gold recovery, better equipment compatibility with the used mill equipment Vista is purchasing and the fact that Echo Bay Mines had completed essentially all permitting associated with this process alternative. Vista’s managing technical consultant for the definitive feasibility study, SRK Consulting (US), Inc. of Lakewood, Colorado, has updated operating and capital cost estimates based on preliminary estimates prepared by the consultants retained to complete the definitive feasibility study. The updated estimates incorporate actual prices for a substantial portion of the mill equipment and budget prices for mine equipment. The cost estimates are based in part on information found in the report filed under Vista Gold Corp. on SEDAR: “Updated Technical Report, Paredones Amarillos Project, Baja California Sur, Mexico”, dated June 20, 2007, prepared under the direction of Mr. Neil Prenn, an independent qualified person.

The cost estimates assume an open pit mine and whole-ore leach processing with estimated metallurgical recovery of 91.5% to produce an average annual gold production of 117,000 ounces of gold per year over its 12.4-year life. The preproduction capital and preproduction development costs for the project using the whole-ore leach process are estimated to be approximately US$169.1 million and the operating costs are estimated to be approximately US$12.53 per tonne of ore processed, which represents an increase in the amounts previously disclosed in the Corporation’s press release dated June 21, 2007. Work on the project is still ongoing and as a result, the estimated preproduction and estimated operating costs may change as further work is conducted.

Fred Earnest, President and COO, commented, “The updated capital and operating cost estimates reported today reflect the results of significant work completed by the consultants retained to complete the definitive feasibility study for the Paredones Amarillos Project. While that study is not expected to be completed until the beginning of the third quarter of this year, we are satisfied that these estimates reflect current costs of materials, supplies and labor and the work constitutes a comprehensive analysis of the estimated project costs. The analysis incorporates actual costs for the mill equipment the Corporation has purchased and budgetary costs for the mining fleet. With these cost estimates completed, considerable work is in progress to optimize the mine plans, production rates and to achieve improvements in other areas.”

About Vista Gold Corp.

Since 2001, Vista has acquired a number of gold projects with the expectation that higher gold prices would significantly increase their value. Vista is undertaking programs to advance the Paredones Amarillos Project, including a definitive feasibility study and the purchase of long delivery equipment items, so that construction can begin during the second half of 2008. The results of a preliminary assessment completed in 2007 on the Mt. Todd Project in Australia were encouraging and additional technical studies are underway with a definitive feasibility study planned for completion by mid-2009. Vista’s other holdings include the Guadalupe de los Reyes Project in Mexico, Yellow Pine Project in Idaho, Awak Mas Project in Indonesia, Long Valley Project in California, and Amayapampa Project in Bolivia.

This press release contains forward-looking statements within the meaning of the U.S. Securities Act of 1933 and U.S. Securities Exchange Act of 1934 and forward-looking information within the meaning of Canadian securities laws.  All statements, other than statements of historical facts, included in this press release that address activities, events or developments that Vista expects or anticipates will or may occur in the future, including such things as contemplated development scenarios for the Paredones Amarillos Project; progress, scheduling and results of the ongoing definitive feasibility study at the Paredones Amarillos Project; operating cost estimates; gold recovery estimates; compatibility of purchased equipment to be used at the Paredones Amarillos Project with anticipated processing methods for the Project; status of permits for the Project, production estimates, mine life; cost estimates including equipment costs and estimates of preproduction costs, operating costs and cash costs; potential advantages of a whole-ore leach processing method for the Project; potential optimization of mine plans, production rates and other improvements;  anticipated timing for construction and development activities at the Paredones Amarillos Project; plans for evaluation of the Mt. Todd Project including preliminary assessment results and timing and results for a definitive feasibility study to be undertaken at the Mt. Todd Project; Vista’s future business strategy, competitive strengths, goals, operations, plans, potential project development, future share price and valuation; future gold prices; Vista’s potential status as a producer including plans, timing and targeted initial production levels; and other such matters are forward-looking statements and forward-looking information.  When used in this press release, the words “estimate”, “plan”, “anticipate”, “expect”, “intend”, “believe” and similar expressions are intended to identify forward-looking statements and forward-looking information.  These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Vista to be materially different from any future results, performance or achievements expressed or implied by such statements.  Such factors include, among others,  uncertainty of preliminary assessment results and of feasibility study results and estimates on which such results are based; risks relating to scheduling for feasibility studies; risks relating to cost increases for capital and operating costs including cost of power; risks relating to delays in commencement and completion of construction at the Paredones Amarillos Project and the Mt. Todd Project; risks of shortages of equipment or supplies; risks of inability to achieve anticipated production volume or manage cost increases; risks that Vista’s acquisition, exploration and property advancement efforts will not be successful; risks relating to fluctuations in the price of gold; the inherently hazardous nature of mining-related activities; uncertainties concerning reserve and resource estimates; potential effects on Vista’s operations of environmental regulations in the countries in which it operates; risks due to legal proceedings; risks relating to political and economic instability in certain countries in which it operates; and uncertainty of being able to raise capital on favorable terms or at all; as well as those factors discussed in Vista’s latest Annual Report on Form 10-K and Quarterly Report on Form 10-Q and other documents filed with the U.S. Securities and Exchange Commission and Canadian securities commissions.  Although Vista has attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements and forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended.  There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Except as required by law, Vista assumes no obligation to publicly update any forward-looking statements or forward-looking information, whether as a result of new information, future events or otherwise.

The forward-looking statements in this press release are based, in part, upon certain assumptions made by Vista and its consultants including, but not limited to no material variation in the forecasted production rates; no material delay in the current timing for completion of the definitive feasibility study; no material delays in the securing of environmental permits; adequacy and availability of labor, water, and power; no material delays in the acquisition of surface rights; no material delays in the start and completion of construction; and no material changes in prices of labor, materials and supplies other than normal inflation.

For further information, please contact Connie Martinez at (720) 981-1185, or visit the Vista Gold Corp. website at www.vistagold.com